UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2018

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 4, 2018, SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") filed in the Court of Chancery of the State of Delaware (the "Court") a claim, C.A. No. 2018-0650 (the "Case"), in a Verified Complaint Seeking Declaratory Judgment and Injunctive Relief (the "Original Complaint") against Robert G. Brown, a substantial stockholder of SGRP and former Executive Chairman and director of SGRP, and William H. Bartels, a substantial stockholder of SGRP and current Vice Chairman and director and officer of SGRP (together with Robert G. Brown, the "Majority Stockholders" or "Defendants"). On September 21, 2018, SGRP supplemented and amended its Claim in a Verified Amended Complaint filed with the Court (the "Amended Complaint"). Please see Part II, Item IA - Risk Factors -Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Risk Factors - Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Note 9 to the Company's Condensed Consolidated Financial Statements – Commitments and Contingencies -- Legal Matters, in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on November 19, 2018, ant the Corporation's Current Report on Form 8-K as filed with the SEC on September 28, 2018.

On November 20, 2018, the Court issued a Status Quo Order in the Case (the "Status Quo Order"). Pursuant to the Status Quo Order:

1. Mr. Jeffery Mayer has been placed as a director on the Corporation's Board of Director's (the "Board"), by order of the Court through at least the period when a final ruling is made on the Case and 225 Action respecting Mr. Mayer in front of the Court (the "225 Action").  Mr. Mayer is still (as previously determined) classified as a non-independent director and will not serve on any of the Corporation's Committees (which remain filled with only independent directors).

2. Mr. Lorrence Keller will stay on the Board by order of the Court through at least the conclusion of the 225 Action, and will remain (as previously determined) classified as an independent director and remain a member of all of the Corporation's Committees.

3. The Board size is fixed by the Court at eight members through at least the conclusion of the Proceedings.

4. No changes were made by the Court in any Committee or the Corporation's governing document.

5. No Board meeting or vote was held or is required to implement the Status Quo Order, which is automatic.

6. No changes were made by the Court in any previous Board or Committee determination.

7. Various non-ordinary course transactions cannot be undertaken by the Corporation without petitioning and obtaining the permission of the Court (which could be contested by Mr. Brown and Mr. Bartels).

As a result of the Status Quo Order, the Board now consists of 4 independent directors and 4 non-independent directors.

The foregoing description of the Status Quo Order is qualified in its entirety by reference to the Status Quo Order a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 18, 2018, SGRP's preliminary Information Statement filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-2 thereunder as filed with the SEC on July 30, 2018 (as filed, the "Preliminary Information Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the objective's of the Case or the potential negative effects of the Status Quo Order or the Proposed Amendments, the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Status Quo Order issued by the Court of Chancery of the State of Delaware on November 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: November 26, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer